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                                                                   EXHIBIT 4.1

                              CERTIFICATE OF TRUST

        The undersigned, constituting all of the trustees of Consumers Energy Company Financing II, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. Section 3801, et seq, hereby certify as follows:

        (a) Name. The name of the business trust being formed hereby (the "Trust") is "Consumers Energy Company Financing II."

        (b) Delaware Trustee. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                 The Bank of New York (Delaware),
                     a Delaware Banking Corporation
                 White Clay Center, Route 273
                 Newark, Delaware 19711

        (c) Effective Date. This Certificate of Trust shall be effective as of the date of filing.

Dated: July 30, 1997
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        IN WITNESS WHEREOF, the undersigned, being the sole Trustees of the
Trust, have executed this Certificate of Trust as of the date first above written.



                                      /s/A.M. Wright
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                                      Alan M. Wright, as Regular Trustee



                                      /s/Thomas A. McNish
                                      ----------------------------------------
                                      Thomas A. McNish, as Regular Trustee



                                      /s/Doris F. Galvin
                                      ----------------------------------------
                                      Doris F. Galvin, as Regular Trustee


                                      The Bank of New York (Delaware),
                                         as Delaware Trustee


                                      By: Walter N. Gitlin
                                          ------------------------------------
                                          Name:     Walter N. Gitlin
                                          Title: Authorized Signatory